UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007
DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE (State or other Jurisdiction of Incorporation)	1-4018 (Commission File Number)	53-0257888 (I.R.S. Employer Identification No.)

280 Park Avenue, New York, NY (Address of Principal Executive Offices)		10017 (Zip Code)
(212) 922-1640
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: ANNUAL UNAUDITED FINANCIAL INFORMATION

Item 8.01 Other Information.
On September 17, 2007, Dover Corporation (the “Company”) announced that, effective as of the Company’s third quarter 2007 financial results, it has realigned its operating companies into four business segments highlighting broad end markets served and six focused market platforms as follows:
INDUSTRIAL PRODUCTS:
Material Handling
Mobile Equipment
ENGINEERED SYSTEMS:
Engineered Products
Product Identification
FLUID MANAGEMENT:
Energy
Fluid Solutions
ELECTRONIC TECHNOLOGIES
Attached hereto as Exhibit 99.1 is the Company’s press release dated September 17, 2007, announcing the realignment.
Annual unaudited financial information for the years 2004 to 2006 and quarterly unaudited financial information for the years 2006 and 2007 reflecting the Company’s four reporting business segments is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
The following exhibits are filed as part of this report.
99.1	Press Release of Dover Corporation, dated September 17, 2007

99.2	Annual unaudited financial information for the years 2004 to 2006 and quarterly unaudited financial information for the years 2006 and 2007 reflecting the Company’s four reporting business segment structure

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2007	DOVER CORPORATION (Registrant)
	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Dover Corporation, dated September 17, 2007

99.2	Annual unaudited financial information for the years 2004 to 2006 and quarterly unaudited financial information for the years 2006 and 2007 reflecting the Company’s four reporting business segment structure